                  SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                            April 7, 2000
                            Date of Report
                  (Date of Earliest Event Reported)

                 Commission File No.  033-20344-LA
                                      ------------

                       Thin Film Battery, Inc.
                       -----------------------
          (Name of Small Business Issuer in its Charter)

      Colorado              033-20344-LA             84-1077242
  (State or other       (Commission File No.)  (IRS Employer I.D. No.)
   Jurisdiction)

                      O. T. S. Holdings, Inc.
                      3046 E. Brighton Place
                    Salt Lake City, Utah 84121
                  ---------------------------------
             (Address of Principal Executive Offices)

            Issuer's Telephone Number:  (801) 201-7635


                 18760 East Amar Road, Suite 91789
                     Walnut, California 91789
              Former Name and Address, If applicable
              --------------------------------------

Item 1.  Changes in Control of Registrant.
         ---------------------------------
     On April 7, the Registrant, then O. T. S. Holdings, Inc., a Nevada corporation (the "Registrant"), pursuant to an Acquisition Agreement and Plan of Reorganization (the "Thin Film Agreement"), acquired all of the outstanding securities of Thin Film Battery, Inc., a Nevada corporation ("Thin Film"); Thin Film became a wholly-owned subsidiary of the Registrant; and the name of the Registrant was changed to "Thin Film Battery, Inc." A copy of the Thin Film Agreement was attached to the initial 8-K Current Report and is incorporated herein by reference. See Item 7.

     On February 14, 2001, a Recission Agreement rescinding the Thin Film Agreement was executed and delivered by the respective directors and officers of the Registrant and Thin Film, a copy of which is attached hereto and is incorporated herein by reference. The Thin Film stockholders have not yet signed the Recission Agreement. See Item 7.

Item 6.  Resignations of Registrant's Directors.
         ---------------------------------------

     Mark Meriwether, the former President, Secretary and sole director of the Registrant prior to the execution of the Thin Film Agreement was reinstated as the President, Secretary and sole director of the Registrant as part of the execution and delivery of the Recission Agreement, and the other directors and executive officers of the Registrant resigned.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

          (c) Exhibits.

             10.1     Acquisition Agreement and Plan of Reorganization with
                      Thin Film*

                            Exhibits:

                                     Registrant's Closing Certificate*
                                     Thin Film Closing Certificate*

           10.2        Recission Agreement

                         Exhibits:

                                     Acquisition Agreement and Plan of
                                     Reorganization with Thin Film*
                                     Joint Consent of the Directors of the
                                     Registrant and Thin Film

               *Previously filed and incorporated herein by reference.

                                SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Thin Film Battery, Inc.


Date: 2/14/01                                By /s/ Mark Meriwether
      -------                               -----------------------------
                                             Mark Meriwether, President,
                                             Secretary and sole Director